EXHIBIT 99.1 Helix Energy Solutions Company Update August 2020

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and its effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage current changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: • Twitter: @Helix_ESG • LinkedIn: www.linkedin.com/company/helix-energy-solutions-group • Facebook: www.facebook.com/HelixEnergySolutionsGroup • Instagram: www.instagram.com/helixenergysolutions 2

COMPANY OVERVIEW

- Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations
  - Exposure to the full energy value chain: Oil & Gas to Renewables
  - Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics
- Three reportable business segments: Well Intervention, Robotics and Production Facilities
- Ample liquidity of $351 million[2] and significant contract backlog of $574 million[3]
- Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[4]


Revenue
7%
21%
$764 million
72%
Gross Profit
15%
20%
$113 million
65%
Well Intervention
Robotics
Production Facilities

[1] As of July 31, 2020
[2] As of June 30, 2020. Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's credit facility; liquidity excludes restricted cash of $42 million at June 30, 2020 pledged as collateral on a short-term project-related letter of credit
[3] As of June 30, 2020
[4] Based on the twelve months ended June 30, 2020. Percentages exclude eliminations and other expenses

Global Operations

1,566 employees worldwide[1] and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions



7 Well Intervention Vessels
Seven dedicated well intervention vessels

2 ROV Support Vessels
Two dedicated ROV support vessels

44 Remotely Operated Vehicles
44 work class ROVs

10 10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

4 Trenching Systems
I-Trencher cutting trencher and three jet trenching systems

4 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

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COMPANY HIGHLIGHTS • World's leading provider of both well intervention and • Experienced and highly skilled workforce subsea robotics technologies to offshore energy industry • Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, • Pioneer and established leader in rigless offshore well and specialty services that spans over 20+ years intervention with track record of over 1,400 wells and 25+ years of global experience • Strong culture of innovation, with best in class operations and technology portfolio • Leading provider of well intervention solutions with a sustainable competitive advantage • Core Health, Safety and Environment (HSE) values with proven track record • Large and growing addressable market in both well intervention and robotics • Comprehensive array of solutions offered via strategic alliance with Schlumberger • Industry-leading, built-for-purpose fleet that can be mobilized worldwide 4

WHY CHOOSE HELIX? Why Helix? • Market leader in Well Intervention and Robotics/Trenching • Riser-based and riserless interventional capabilities • Geographically diverse scope of operations • Blue-chip customers • Purpose-built, advanced fleet • Integrated offerings • Increasing contribution of offshore renewables market Why focus on Well Intervention and Robotics/Trenching • Low F&D cost for enhanced reserves • Extended well life via intervention defers cessation of production and P&A spend • P&A is regulatory driven; demand should increase over time • Demand for a more cost-effective solution to rigs • Robotics is essential for credible quality performance in deep- water operations • Expanding renewables market 5

WELL INTERVENTION Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services Backlog of $365 million as of June 30, 2020 Business Mix Revenue Gross Profit Well Intervention $598 $75 Robotics million million 65% Production Facilities 72% Based on the twelve months ended June 30, 2020. Amounts exclude eliminations 6 6

WHAT SETS HELIX APART IN WELL INTERVENTION • Fleet of seven purpose-built well intervention vessels • Both riser-based and riserless intervention systems • Approximately 1,460 well intervention operations performed worldwide • Over 540 well abandonment operations performed worldwide • Geographically diverse scope of operations • Blue-chip customer base • Balanced mix between long-term contracts and spot market operations • Awarded Petrobras 2018 Supplier of the Year for Maritime Rigs Operations 7

WELL INTERVENTION VESSELS & ASSETS



Q4000
(Gulf of Mexico)
Dynamically positioned class 3 ("DP3") semisubmersible purpose-built vessel for well intervention and construction



Q5000
(Gulf of Mexico)
DP3 semisubmersible purpose-built vessel for well intervention, construction and other subsea projects



Q7000
(West Africa)
DP3 semisubmersible purpose-built vessel for well intervention, decommissioning and other subsea projects



Siem Helix 1 & Siem Helix 2
(Brazil)
DP3 purpose-built well intervention vessel capable of completing a wide range of subsea projects



Seawell
(North Sea)
Dynamically positioned class 2 ("DP2") light well intervention and saturation diving vessel



Well Enhancer
(North Sea)
DP3 custom designed well intervention and saturation diving vessel



Intervention Riser Systems
(Gulf of Mexico)
Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations



Subsea Intervention Lubricators
(North Sea)
Enables efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500 m water depth

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INTEGRATED APPROACH TO SUBSEA WELL SERVICES Subsea Service Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger • Comprehensive subsea well construction, intervention and decommissioning portfolio • Helix provides marine support, operational expertise and project management capabilities • Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) • Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services • Eliminates the need for costly offshore drilling rigs for support • Ongoing development of technologies that provide efficient products and services for the offshore market • Deep- and ultra-deepwater basins • High-pressure, high-temperature environments • Novel subsea well access, remediation and intervention for subsea production and processing • Complementary project managers with extensive experience to provide operational efficiency • A single source of expertise, services and technologies provides for simpler and more cost-effective subsea well intervention services while maximizing project safety 9 9

ROBOTICS Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers, and support/construction vessels Our deep-water ROV track record spans 20 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world Helix has a meaningful market share of the global ROV market and is rapidly expanding into the growing renewable energy industry Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed Business Mix Revenue Gross Profit Well Intervention 21% $173 $23 Robotics million 20% million Production Facilities Based on the twelve months ended June 30, 2020. Amounts exclude eliminations 10

ROBOTICS VESSELS & ASSETS



Grand Canyon II
(Asia Pacific)

A versatile and technically advanced DP3 multi-role construction support vessel

Under charter agreement through April 2021



Grand Canyon III
(North Sea)

A versatile and technically advanced DP3 multi-role construction support vessel

Under charter agreement through May 2023



Vessels of Opportunity
(Global)

Ability to expand and contract based on regional requirements and market conditions



ROV Fleet (44 units)

Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks



Subsea Trenchers (4 units)

Provides subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters



ROVDrill (1 unit)

Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests

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WHAT SETS HELIX APART IN ROBOTICS Oil & Gas Renewable Construction Specialty Energy Services Services • Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions • A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications • Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development 12

PRODUCTION FACILITIES Production Facilities is a non-core segment that includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of four wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico Business Mix Revenue Gross Profit 7% 15% Well Intervention $59 $17 Robotics million million Production Facilities Based on the twelve months ended June 30, 2020. Amounts exclude eliminations 13

MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL 1 Oil & Gas Global Offshore O&G OpEx ($ in billions) • Helix business lines are primarily production focused and $75 activity driven by Upstream OpEx budgets $70 $69 • COVID-19 resulted in numerous projects being $67 delayed, increase in activity expected in 2021 $65 $64 $60 $60 $58 $55 $50 2019A 2020E 2021E 2022E 2023E Renewable Energy • Robotics segment continues to expand into the Global Offshore Wind Additions2 renewables market (Turbines / Foundations) • Market leading position in Europe for trenching 3,200 services 2,355 2,400 2,054 • Expanded geographic mix into the U.S. and Asia 1,936 Pacific 1,600 1,165 1,176 • Opportunities to expand services beyond trenching 800 0 2019A 2020E 2021E 2022E 2023E 1 Rystad Energy | Service Demand Cube – July 2020 2 Rystad Energy | Offshore Wind Report – Q2 2020 14

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environment • We help mitigate and remediate the environmental risks associated with offshore drilling and production operations in practice and in-service • We assist clients with the optimal utilization of wells in order to enhance production from existing wells, meaning fewer new wells need to be drilled and we repair and maintain subsea infrastructure, with the benefit of preventing uncontrolled releases of oil and gas into the environment Social • Safety – Embraced as a core business value that informs all operations • Human Capital – Our employees are our greatest resource. We focus on attracting and retaining quality employees through tangible and intangible factors, including our company culture • Compliance – Anti-corruption is a cornerstone of our business approach • Community – Commitment to hiring local talent Governance • Structures and Process that drive decisions and actions in the best interest of Helix Shareholders • Board Committees – Audit, Compensation and Corporate Governance and Nominating • Risk Management – Critical risk topics form key principles of the decision making process including operational, financial, safety, market, political, compliance, cybersecurity, and reputational issues 15

Key Financial Metrics and Outlook 16

PRO FORMA2 DEBT INSTRUMENT PROFILE Total pro forma2 funded debt1 of $428 million at 6/30/20 • $35 million Convertible Senior Notes due 2022 – 4.25% • $30 million Convertible Senior Notes due 2023 – 4.125% Pro Forma2 Principal Payment Schedule at 6/30/20 ($ in millions) • $200 million Convertible Senior Notes due 2026 – 6.75% $250 • $32 million Term Loan – LIBOR + 3.25% $215 • Quarterly amortization payments of approximately $0.9 million $200 with a final balloon payment of $27 million at maturity in Q4 2021 $150 • $60 million MARAD Debt – 4.93% $91 $100 • Semi-annual amortization payments $43 $50 $23 $38 • $71 million Q5000 Loan – LIBOR + 2.75% $9 $9 • Quarterly amortization payments of approximately $8.9 million $0 • Final maturity payment of $54 million in January 2021 1 Excludes unamortized debt discounts and debt issuance costs Term Loan CSN 2022 MARAD 2 Pro forma for repurchase in August 2020 of $90 million and $95 million of convertible notes Q5000 Loan CSN 2023 New CSN 2026 due 2022 and 2023, respectively, and issuance of $200 million of convertible notes due 2026 and related capped call transaction 17

CURRENT OPERATING ENVIRONMENT • The ongoing COVID-19 pandemic and its impact on the global economy have resulted in a decrease in the price of oil and caused significant disruption and uncertainty in the oil and gas market • The pandemic has created challenges for Helix’s operations, in particular crew changes due to travel restrictions; the Company has established stringent safety measures and protocols on the vessels and for crew changes • Self-isolation before shifts, health questionnaires, screening / virus testing before boarding vessels, longer shifts = reduced travel • PPE requirements onboard (including wearing masks and face shields), social distancing, closed common areas, immediate response plan for any personnel showing symptoms • Demand and pricing for Helix’s services has decreased and is expected to remain weak for the near term • Helix has responded to revenue reductions by responsibly reducing its cost base, including warm stacking two vessels and cutting targeted SG&A spending • Helix is continuing to take what it believes to be appropriate steps to protect its employees, customers and balance sheet 18

2020 OUTLOOK: FORECAST

($ in millions)	2020 Outlook	2019 Actual
Revenues	$ 655 - 740	$ 752
Adjusted EBITDA[1,2,3]	115 - 145	180
Free Cash Flow[1]	40 - 80	31
Capital Additions[4]	~ 38	161
Revenue Split:		
Well Intervention	$ 490 - 560	$ 593
Robotics	145 - 160	172
Production Facilities[3]	55	61
Eliminations[5]	(35)	(74)
Total	**$ 655 - 740**	**$ 752**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25

2 2020 Outlook and 2019 Actual include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

3 2020 Outlook includes nominal benefit from oil and gas production

4 2020 Outlook and 2019 Actual include regulatory certification costs for our vessels and systems; 2019 Actual includes capitalized interest; capitalized interest in 2020 Outlook is nominal

5 2019 Actual includes approximately $28 million of eliminations associated with intercompany P&A work on two Droshky wells performed for our Production Facilities segment

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2020 OUTLOOK Total backlog at June 30, 2020 was approximately $574 million ($365 million for Well Intervention), of which approximately $263 million was expected to be realized during the remainder of 2020 Well Intervention Outlook • Q4000 (Gulf of Mexico) – contracted backlog through August, identified opportunities into Q4 • Q5000 (Gulf of Mexico) – contracted with BP through remainder of 2020 • IRS rental units (Gulf of Mexico) – 15K IRS identified opportunity during Q4; 10K IRS idle • Well Enhancer (North Sea) – contracted backlog into September, identified opportunities into Q4 • Seawell (North Sea) – vessel warm stacked in Leith, available in the spot market • Q7000 (West Africa) – vessel warm stacked in Tenerife with earliest opportunities in West Africa Q4 2020 or Q1 2021 • Siem Helix 1 & 2 (Brazil) – under contract for Petrobras; scheduled maintenance for Siem Helix 1 in Q3 with minimal expected downtime 20

2020 OUTLOOK Robotics Outlook • Grand Canyon II (Asia Pacific) – contracted for flotel and ROV support project through Q3; identified prospects for Q4 and expected good utilization during remainder of 2020 • Grand Canyon III (North Sea) – currently performing export cable trenching in North Sea through Q3; good utilization with additional follow-on trenching expected during Q4 • Ross Candies (Gulf of Mexico) – charter commitment expired in early August; currently operating vessel on “pay as you go” basis over near term • Renewables site clearance – ongoing North Sea wind farm site clearance project (boulder removal) utilizing two vessels of opportunity expected to continue into Q4; UXO portion of project completed in early July • Decommissioning – mobilized Skandi Acergy in August for expected 60 days combined North Sea decommissioning project with Helix Well Intervention 21

2020 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 2020 Capital additions are currently forecasted at approximately $38 million, consisting of the following: • Growth Capex – $5 million related primarily to completion of Q7000 and related intervention system • Maintenance Capex – $33 million primarily for regulatory certification costs on our vessels and systems, including regulatory certification costs on Q4000, Q5000 and Seawell • Capital additions for the remainder of 2020 expected to be $11 million Balance Sheet • On August 14, 2020, we refinanced $185 million of our convertible notes due 2022 and 2023 by issuing $200 million of new convertible notes due 2026 • Our total funded debt1 level is expected to decrease by $23 million (from $428 million pro forma at June 30, 2020 to $405 million at December 31, 2020) as a result of scheduled principal payments • Tax refunds related to the CARES Act of approximately $16-20 million expected during the second half of 2020 and early 2021 1 Excludes unamortized debt discounts and issuance costs 22

LOOKING AHEAD • Despite the current challenging market conditions driven by the ongoing COVID-19 pandemic and weak and volatile oil prices, we believe Helix is in a relatively good position • We are managing COVID-19 challenges head-on and minimizing disruptions to our operations thus far • We have strong backlog and a balanced mix between long-term contracts and spot market operations • We are able to scale down our costs with our current level of activity and can scale back up quickly when activity recovers • In our Robotics segment, we have expanded our renewables and non-oil and gas offerings, and we are continuing to right-size our cost structure, mitigating the current market’s impact on the segment • We continue to focus on contract execution and strengthening our balance sheet 23

FINANCIAL RESULTS Non-GAAP Reconciliations and Supplemental Information 24 24

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Six Months Ended		Twevle Months Ended
	6/30/20	6/30/19	3/31/20	6/30/20	6/30/19	12/31/19
Adjusted EBITDA:						
Net income (loss)	$ 5,450	$ 16,823	$ (13,928)	$ (8,478)	$ 18,141	$ 57,697
Adjustments:						
Income tax provision (benefit)	(271)	2,876	(21,093)	(21,364)	3,200	7,859
Net interest expense	7,063	2,205	5,746	12,809	4,303	8,333
Loss on extinguishment of long-term debt	-	18	-	-	18	18
Other (income) expense, net	2,069	1,311	10,427	12,496	145	(1,165)
Depreciation and amortization	33,969	28,003	31,598	65,567	56,512	112,720
Goodwill impairment	-	-	6,689	6,689	-	-
Non-cash gain on equity investment	-	-	-	-	-	(1,613)
EBITDA	$ 48,280	$ 51,236	$ 19,439	$ 67,719	$ 82,319	$ 183,849
Adjustments:						
Gain on disposition of assets, net	$ (473)	$ -	$ -	$ (473)	$ -	$ -
General provision for current expected credit losses	108	-	586	694	-	-
Realized losses from FX contracts not designated as hedging instruments	-	(912)	(682)	(682)	(1,781)	(3,761)
Adjusted EBITDA	$ 47,915	$ 50,324	$ 19,343	$ 67,258	$ 80,538	$ 180,088
Free cash flow:						
Cash flows from operating activities	$ 23,264	$ 66,807	$ (17,222)	$ 6,042	$ 32,561	$ 169,669
Less: Capital expenditures, net of proceeds from sale of assets	(4,692)	(13,303)	(12,389)	(17,081)	(24,933)	(138,304)
Free cash flow	$ 18,572	$ 53,504	$ (29,611)	$ (11,039)	$ 7,628	$ 31,365

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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Thank you We continue to implement and improve Environmental, Social and Governance (“ESG”) initiatives and disclosures throughout our business. In conjunction with support from management and our Board of Directors, we incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation. We emphasize constant improvement by continually striving to improve our safety record, reducing our environmental impact, and increasing transparency. In 2019, we continued to decrease our Total Recordable Incident Rate from prior years, continued to expand our business with renewable energy customers, and published our first Corporate Sustainability Report. A copy of our current Corporate Sustainability Report is available on our website at www.HelixESG.com/about-helix/corporate-sustainability.